SCHEDULE 14C INFORMATION
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TRANSAMERICA FUNDS

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TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339

March 18, 2011

This information statement (“Information Statement”) is being furnished to shareholders of Transamerica JPMorgan Long/Short Strategy (formerly, Transamerica BNY Mellon Market Neutral Strategy) (the “Fund”). The Information Statement provides information regarding the approval by the Board of Trustees (referred to herein as the “Board” or “Trustees”) of a new sub-advisory agreement on behalf of the Fund. The Fund is sub-advised by J.P. Morgan Investment Management Inc. (“JPMorgan” or the “Sub-Adviser”) pursuant to an agreement between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and JPMorgan, a copy of which is attached hereto as Exhibit A.

Transamerica Funds, a registered investment company is organized as a Delaware statutory trust (“Transamerica Funds” or the “Trust”). Transamerica JPMorgan Long/Short Strategy is a series of Transamerica Funds.

This Information Statement is provided in lieu of a proxy statement to shareholders of record as of January 6, 2011 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, the Fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

This Information Statement and the accompanying materials are being mailed on or about March 18, 2011. The Fund will pay for the costs associated with preparing and distributing this Information Statement to shareholders.

Annual reports of the Fund are sent to shareholders of record following the Fund’s fiscal year end, which is October 31. The Fund will furnish, without charge, a copy of its annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free at (888) 233-4339. Copies of annual and semi-annual reports of the Fund also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Fund has received instructions to the contrary. Please contact the Fund at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

TRANSAMERICA JPMORGAN LONG/SHORT STRATEGY

(formerly, Transamerica BNY Mellon Market Neutral Strategy)

a series of Transamerica Funds

INFORMATION STATEMENT

On October 7, 2010, the Transamerica Funds Board approved, at the Adviser’s recommendation, a new sub-advisory agreement for the Fund as described below.

TAM terminated its sub-advisory agreement with Mellon Capital Management Corporation (“BNY Mellon”) as sub-adviser to Transamerica JPMorgan Long/Short Strategy (formerly, Transamerica BNY Mellon Market Neutral Strategy) and entered into a new sub-advisory agreement with JPMorgan (the “JPMorgan Sub-Advisory Agreement”). JPMorgan took over day-to-day management of Transamerica JPMorgan Long/Short Strategy on January 6, 2011. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectus dated October 15, 2010, the Fund’s investment objective, principal investment strategies and risks, benchmark index and investment advisory fee also changed.

The enclosed Information Statement describes JPMorgan and the terms of the JPMorgan Sub-Advisory Agreement.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Fund, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Fund consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.

No officer or Trustee of the Fund is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be party.

Terms of the Prior Sub-Advisory Agreement

Prior to January 6, 2011, BNY Mellon served as sub-adviser to Transamerica JPMorgan Long/Short Strategy (formerly, Transamerica BNY Mellon Market Neutral Strategy). BNY Mellon is located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105.

BNY Mellon provided sub-advisory services to the Fund pursuant to an Investment Sub-Advisory Agreement between TAM and BNY Mellon (the “BNY Mellon Sub-Advisory Agreement”). As sub-adviser to Transamerica JPMorgan Long/Short Strategy, BNY Mellon was responsible for managing the assets of Transamerica JPMorgan Long/Short Strategy in a manner consistent with the terms of the BNY Mellon Sub-Advisory Agreement and the investment objective of the Fund.

The BNY Mellon Sub-Advisory Agreement was dated January 2, 2007, as amended. The Board, including a majority of the Independent Trustees, last approved the renewal of the BNY Mellon Sub-Advisory Agreement on June 10, 2010.

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the BNY Mellon Sub-Advisory Agreement and to enter into a new sub-advisory agreement with the Sub-Adviser. Effective January 6, 2011, the Adviser terminated the BNY Mellon Sub-Advisory Agreement and entered into the JPMorgan Sub-Advisory Agreement with JPMorgan on behalf of the Fund.

Comparison of the Sub-Advisory Agreements

A description of the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, and a comparison of those fees to the previous fees paid by the Adviser on behalf of the Fund, appear below under the caption “JPMorgan Sub-advisory Fees.”

The JPMorgan Sub-Advisory Agreement was approved by the Board on October 7, 2010 and was amended effective as of January 6, 2011 to add the Fund to the agreement. The Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, on 60 days’ written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Fund, (iii) the Investment Adviser, or (iv) the Sub-Adviser. The Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement. The BNY Mellon Sub-Advisory Agreement contained similar provisions.

Under the terms of the JPMorgan Sub-Advisory Agreement, the Sub-Adviser furnishes continuous portfolio management services to the Fund, subject to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions contained in the Fund’s then current Prospectus and Statement of Additional Information. The BNY Mellon Sub-Advisory Agreement contained similar provisions.

The JPMorgan Sub-Advisory Agreement provides that the Sub-Adviser is responsible for providing, among other things, investment advice to the Fund, subject to the supervision of the Board, with respect to such portion of the Fund’s assets as shall be allocated to the Sub-Adviser by the Adviser from time to time. The JPMorgan Sub-Advisory Agreement prohibits the Sub-Adviser from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The BNY Mellon Sub-Advisory Agreement contained similar provisions.

The JPMorgan Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The JPMorgan Sub-Advisory Agreement also provides that the Sub-Adviser will consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The BNY Mellon Sub-Advisory Agreement provided that, subject to such policies and procedures as may be adopted by the Board of the Fund and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determined in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits provided to the Fund.

The JPMorgan Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that the Sub-Adviser is not protected against any liability to the Adviser or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JPMorgan Sub-Advisory Agreement. The BNY Mellon Sub-Advisory Agreement contained similar provisions.

The JPMorgan Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Fund’s securities managed by the Sub-Adviser, in accordance with that Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Fund. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The BNY Mellon Sub-Advisory Agreement contained similar provisions.

Neither the JPMorgan Sub-Advisory Agreement nor the BNY Mellon Sub-Advisory Agreement specifically address valuation procedures.

The JPMorgan Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the JPMorgan Sub-Advisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The BNY Mellon Sub-Advisory Agreement contained similar provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the JPMorgan Sub-Advisory Agreement. The description of the JPMorgan Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the JPMorgan Sub-Advisory Agreement as set forth in Exhibit A.

Portfolio Manager

Terance Chen, CFA, Vice President, has served as Portfolio Manager of the Fund since January 6, 2011. Mr. Chen has managed a JPMorgan market neutral strategy with the same investment process as the Fund since 2000. Mr. Chen joined JPMorgan as an investment professional in 1994.

TAM Advisory Fees

Under the Advisory Agreement, the Fund pays the Adviser an advisory fee of 1.30% of the Fund’s average daily net assets on an annual basis. The net assets are equal to the market value of the Fund. Fees are accrued daily and paid by the Fund monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended October 31, 2010 were $1,386,298 after waivers and reimbursements.

As of the fiscal year ended October 31, 2010, Transamerica JPMorgan Long/Short Strategy had net assets of $108,336,568.

JPMorgan Sub-Advisory Fees

Under the JPMorgan Sub-Advisory Agreement, the Adviser (not the Fund) pays JPMorgan 0.90% for its services with respect to the Fund’s average daily net assets on an annual basis. The fees will be paid as promptly as possible after the last day of each month.

Prior Sub-Advisory Fees

Under the BNY Mellon Sub-Advisory Agreement, the Adviser (not the Fund) paid BNY Mellon 0.90% for its services with respect to the Fund’s average daily net assets.

Fees paid to BNY Mellon for services provided pursuant to the BNY Mellon Sub-Advisory Agreement for the fiscal year ended October 31, 2010 were $885,777. Fees that would have been payable to JPMorgan for services provided pursuant to the JPMorgan Sub-Advisory Agreement for the same period, had the JPMorgan Sub-Advisory Agreement been in effect for such period instead of the BNY Mellon Sub-Advisory Agreement, would have been the same.

Information Regarding JPMorgan

JPMorgan is located at 245 Park Avenue, New York, NY 10167 and is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., also located at 245 Park Avenue, New York, NY 10167. JPMorgan Asset Management Holdings Inc. is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm located at 270 Park Avenue, New York, NY 10017. JPMorgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of September 30, 2010, JPMorgan and its affiliated companies had over $1.2 trillion in assets under management.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of JPMorgan. The principal address of each individual as it relates to his or her duties at JPMorgan is the same as that of JPMorgan, unless otherwise noted.

Name of Each Director, Officer or Partner of JPMorgan	Position and Principal Occupation with JPMorgan and Principal Occupation if Different from Positions(s) with JPMorgan

George C.W. Gatch	CEO; Director; Managing Director
245 Park Avenue
New York, NY 10167

Seth P. Bernstein	Director; Global Head of Fixed Income; Managing Director
245 Park Avenue
New York, NY 10167

Lawrence M. Unrein	Director; Managing Director
270 Park Avenue
New York, NY 10017

Martin R. Porter	Global Head of Equities; Managing Director
20 Finsbury Street
London, EC2Y 9AQ

Clive S. Brown	Director; Managing Director
20 Finsbury Street
London, EC2Y 9AQ

Scott E. Richter	Secretary
1111 Polaris Parkway
Columbus, OH 43240

Joseph K. Azelby	Director; Managing Director
245 Park Avenue
New York, NY 10167

Paul A. Quinsee	Director; Managing Director
245 Park Avenue
New York, NY 10167

Joseph J. Bertini	Chief Compliance Officer
245 Park Avenue
New York, NY 10167

Robert L. Young	Director; Managing Director
1111 Polaris Parkway
Columbus, OH 43240

Craig M. Sullivan	Chief Financial Officer; Director; Managing Director
245 Park Avenue
New York, NY 10167

Management Activities. JPMorgan acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to Transamerica JPMorgan Long/Short Strategy:

Comparable Funds for which JPMorgan serves as Sub- Adviser	Assets Managed by JPMorgan	Sub-advisory Fee Paid to JPMorgan

JPMorgan Research Equity Long/Short Fund	$85 million (as of 11/30/10)	1.25%

Evaluation by the Board

At a meeting held on October 7, 2010, the Board approved the JPMorgan Sub-Advisory Agreement following a presentation by the Adviser. To assist the Board Members in their consideration of the JPMorgan Sub-Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations. Among other matters, the Board Members considered:

(a)

that TAM advised the Board Members that the appointment of JPMorgan is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services;

(b)

that JPMorgan is an experienced and respected asset management firm and that JPMorgan has the capabilities, resources and personnel necessary to provide advisory services to the Fund based on an assessment of the services that JPMorgan provides to other funds within the TAMG fund complex;

(c)	the proposed responsibilities of JPMorgan for the Fund and the services expected to be provided by it;
(d)	the fact that the sub-advisory fee payable to JPMorgan would be paid by TAM and not the Fund;
(e)

that the management fees will be reduced, but the sub-advisory fees will remain the same; and that the sub-advisory fee paid by TAM to JPMorgan is consistent with TAM’s fiduciary duty under applicable law; and

(f)

that TAM recommended to the Board that JPMorgan be appointed as sub-adviser to the Fund based on its desire to engage a sub-adviser that utilizes a long/short equity strategy and which has experience managing funds with similar investment processes.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by JPMorgan under the JPMorgan Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and JPMorgan as to the operations, facilities, organization and personnel of JPMorgan, the anticipated ability of JPMorgan to perform its duties under the JPMorgan Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Fund. The Board Members considered the proposed change to the Fund’s investment objective, principal investment strategies and risks and benchmark, as well as the change to the Fund’s name. The Board Members considered that TAM has advised the Board Members that the appointment of JPMorgan is not expected to result in any diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including compliance services. The Board Members considered that JPMorgan is an experienced and respected asset management firm and that TAM believes that JPMorgan has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund, based on an assessment of the services that JPMorgan provides to other funds within the TAMG fund complex.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that JPMorgan can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that JPMorgan’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Fund.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate and noted that the sub-advisory fees would not change under the JPMorgan Sub-Advisory Agreement. The Board Members also considered the overall management fee structure of the Fund and noted that the advisory fee payable by the Fund would be reduced if the JPMorgan Sub-Advisory Agreement is implemented, which would benefit the Fund and its shareholders. The Board Members also determined that the sub-advisory fee paid by TAM to JPMorgan is consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints, if any. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees payable by TAM to JPMorgan, in the future.

Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by JPMorgan from its relationship with the Fund are expected to be consistent with industry practice. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with JPMorgan, and that JPMorgan may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that JPMorgan is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements JPMorgan may engage in with respect to the Fund’s brokerage transactions.

Investment Performance. The Board Members reviewed the returns and risk comparison of Transamerica BNY Mellon Market Neutral Strategy versus JPMorgan’s proprietary fund, JPMorgan Research Market Neutral, noting that JPMorgan Research Market Neutral follows a similar, but not the same, strategy as that proposed for the Fund. The Board Members noted that the performance of JPMorgan Research Market Neutral was stronger than that of Transamerica BNY Mellon Market Neutral Strategy for the past 1-, 2- and 3-year periods ended July 20, 2010 (annualized), although Transamerica BNY Mellon Market Neutral Strategy’s year-to-date performance as of July 20, 2010 exceeded that of JPMorgan Research Market Neutral. The Board Members further noted that TAM believes that the appointment of JPMorgan could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the JPMorgan Sub-Advisory Agreement would actually have on the future performance of the Fund. Based on this information, the Board Members determined that JPMorgan is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies.

In their deliberations, the Board Members did not identify any single factor that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members, including a majority of the Independent Board Members, concluded that the JPMorgan Sub-Advisory Agreement should be approved and that the fees payable bear a reasonable relationship to the services provided under the agreement and fall within the range of what would have been negotiated at arm’s length between the parties under similar circumstances.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of January 6, 2011, the Trustees and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of January 6, 2011, the following persons owned of record 5% or more of the outstanding interests in the Fund:

Name of Shareholder	Amount of Beneficial Ownership	Class	Percent

Transamerica Multi-Manager Alternative Strategies Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	4,770,714.116	I2	37.10%
Transamerica Asset Allocation – Moderate Growth Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	2,896,377.670	I2	22.52%
Transamerica Asset Allocation – Moderate Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	2,048,012.048	I2	15.93%
Transamerica Asset Allocation – Conservative Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	1,255,611.613	I2	9.76%
Transamerica Asset Allocation – Growth Portfolio 570 Carillon Parkway St. Petersburg, FL 33716	1,153,222.419	I2	8.97%
Transamerica Asset Allocation – Growth VP 570 Carillon Parkway St. Petersburg, FL 33716	721,826.401	I2	5.61%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

Dennis P. Gallagher
Vice President, General Counsel and Secretary

March 18, 2011

EXHIBIT A

SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

          SUB-ADVISORY AGREEMENT, made as of the 7th day of November 2005 between Transamerica Fund Advisors, Inc. (the “Investment Adviser”), a corporation organized and existing under the laws of the State of Florida and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), a Delaware corporation.

          WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of November 7, 2005 (“Advisory Agreement”) with Transamerica IDEX Mutual Funds (“Transamerica IDEX”), a Delaware statutory trust which is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), to provide or procure investment advisory services with respect to TA IDEX J.P. Morgan International Bond (the “Fund”), a separate series of Transamerica IDEX; and

          WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

          WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to assist the Investment Adviser in furnishing certain investment advisory services with respect to the Fund, and the Sub-Adviser is willing to furnish such services upon the terms and conditions and for the compensation set forth below.

          NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.	Appointment.

The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be independent contractor and shall, except as otherwise provided herein, have no authority to act for or represent the Investment Adviser, Transamerica IDEX, or the Fund in any way or otherwise be deemed the agent of any of them.

2.	Duties and Services of the Sub-Adviser.

A. Investment Sub-Advisory Services. Subject to the supervision of the Transamerica IDEX Board of Trustees (“Board”) and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser to, and shall manage the day-to-day investment program of, the Fund in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Transamerica IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other reasonable limitations as directed by the appropriate officers of the Investment Adviser or Transamerica IDEX by notice in writing to the Sub-Adviser. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to (without limitation):

(1) provide investment research and analysis concerning the Fund’s investments and conduct a continuous investment program to the Fund;

(2) place orders and negotiate the commissions (if any) for all purchases and sales of the investments made by the Fund with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select;

(3) maintain the books and records required in connection with its duties hereunder; and
(4) keep the Investment Adviser informed of developments materially affecting the Fund and its investments.

B. Additional Duties of the Sub-Adviser. In addition to the above, the Sub-Adviser shall:

(1) use the same skills and care in providing its services to the Fund as it uses in providing investment services to other fiduciary accounts;

(2) cause its officers to attend meetings, either in person or via teleconference, of Transamerica IDEX and furnish oral or written reports, as Transamerica IDEX or the Investment Adviser may reasonably require, in order to keep Transamerica IDEX and its officers and Board fully informed as to the condition of the investments of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which provide the basis for those recommendations; and

(3) furnish such information and reports as may reasonably be required by Transamerica IDEX or the Investment Adviser from time to time.

C. Further Duties of the Sub-Adviser.

(1) In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Transamerica IDEX Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the reasonable written instructions and directions of Transamerica IDEX and the Investment Adviser, and shall comply in all material respects with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable laws and regulations.

(2) The Sub-Adviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of the Fund, or an affiliated person of such other sub-adviser, concerning transactions for the Fund in securities or other fund assets. The Sub-Adviser shall be limited to providing investment advice with respect to only the portion of the Fund’s portfolio as may be allocated to the Sub-Adviser from time-to-time by the Investment Adviser, and shall not consult with any other sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other assets.

D. Custody. The Sub-Adviser shall have no responsibility with respect to maintaining custody of the Fund’s assets nor shall the Sub-Adviser have any responsibility to acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Fund. The Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Fund (the “Custodian”) or such depositories or agents as may be designated by the Custodian and the Investment Adviser promptly of each purchase and sale of a security on behalf of the Fund, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The

Sub-Adviser shall from time to time, upon the written request of the Investment Adviser or the Fund, provide the Custodian and the Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to the Custodian. The Fund shall direct the Custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Fund. The Fund shall provide Sub-Adviser with reasonable advance notice of any change in the Custodian.

The Fund and the Investment Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law.

E. Proxy Voting and Other Actions as a Fiduciary. Unless the Investment Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Investment Adviser or Transamerica IDEX or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held by the Fund in accordance with its own proxy voting policies and procedures without consultation with the Investment Adviser or the Fund. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Investment Adviser.

The Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser agrees to keep the Fund informed about any such litigation and the actions that it intends to take. In the case of class action suits involving issuers held by the Fund, the Sub-Adviser may include information about the Fund for purposes of participating in any settlements.

The Investment Adviser agrees to instruct the Custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and other communications are not received in a timely manner. The Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in the Fund on or prior to the date of this Agreement.

F. Use of Name. The Sub-Adviser shall give the Fund, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name “J.P. Morgan” (hereinafter referred to as the “Mark”) in the United States as part of the name of the Fund, provided such name is approved by the Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. The Mark shall not be used by the Fund at any time or in any place or for any purposes or under any conditions except as provided in this Section 2(F). The forgoing authorization by the Sub-Adviser to the Fund to use said Mark is not exclusive of the right of the Sub-Adviser itself to use or authorize others to use the same. The Investment Adviser agrees that as between the Sub-Adviser and the Fund, the Sub-Adviser has the exclusive right to use or authorize others to use the Mark, and the Investment Adviser [and the Fund] agree to take any such action as may be requested by the Sub-Adviser to give full effect to the provisions of this Section 2(F). Neither the Fund nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Fund will use its best efforts to change the name of the Fund so as to eliminate all reference to the Mark and will not thereafter transact any business in a name containing the Mark in any form or combination whatsoever, or (except as may otherwise be required by law) designate itself as the same entity as or successor to any entity of such name, or otherwise use the Mark or any other reference to the Sub-Adviser. Further the Fund will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Fund agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto. Such covenants on the part of the Investment Adviser and the Fund shall survive termination of this agreement.

3.	Compensation.

For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment sub-advisory fee at the annual rate (as a percentage of average daily net assets) as specified in Schedule A of this Agreement. If this Agreement is not in effect for an entire month, the amount of sub-advisory fee payable hereunder shall be pro-rated accordingly.

4.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in the performance of its duties and its provision of services hereunder, other than the cost of investments (including brokerage fees) purchased and sold for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Fund, including but not limited to, taxes, interests, brokerage fees and commissions, proxy voting expenses and extraordinary Fund expenses.

5.	Duties of the Investment Adviser.

A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties and services under this Agreement.

B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Transamerica IDEX Declaration of Trust and By-Laws, as each is in effect on the date hereof and as amended from time to time;
(2) Certified resolutions of the Board authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving this Agreement;

(3) The Transamerica IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”); and

(4) A certified copy of any publicly available financial statement or report prepared for Transamerica IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser for its prior approval, at its principal office, all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Fund or the public, which include the Mark or refer to the Fund, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to a use thereof which has not been previously approved by the Sub-Adviser. The Investment Adviser shall not use any such materials without the Sub-Adviser’s prior written approval, which approval shall not be unreasonably withheld; and the Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed upon) after the Sub-Adviser’s receipt thereof.

6.	Brokerage.

A. The Sub-Adviser will effect securities and other transactions for the Fund through brokers or dealers of its choice. The Sub-Adviser agrees that, in placing such orders it will attempt to obtain the best execution of its orders. Consistent with this policy, the Sub-Adviser, in selecting broker dealers to execute transactions on behalf of the Fund, will consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. In no instance will Fund securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except to the extent permitted by exemptive order of the SEC or in accordance with applicable laws and regulations.

B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Investment Adviser acknowledges that, in some cases, this procedure may adversely affect the price paid or received by the Fund or may limit the size of the position that may be acquired or sold for the Fund.

7.	Ownership of Records.

The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Fund with access to or copies of any records that it maintains for the Fund upon reasonable request by the Fund.

8.	Reports.

The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

9.	Services to Other Clients.

Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Further, Investment Adviser understands, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Investment Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be fair and equitable to each over time, however there can be no assurance that a particular investment opportunity which comes to the attention of the Sub-Adviser will be allocated in any particular manner. In addition, Investment Adviser understands, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. Sub-Adviser may give advice and take action with respect to any of its other clients which may differ from advice given or actions taken with respect to the Fund, or the timing or nature of action taken with respect to the Fund.

10.	The Sub-Adviser’s Use of the Services of Others.

The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, accounting, administrative, reporting and ancillary services or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of the Sub-Adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

11.	Liability and Indemnification of the Sub-Adviser.

The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser’s overall management of the Fund. The Fund and the Investment Advisor understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Investment Adviser and in making investment decisions for the Fund.

The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) (“Losses”) arising or resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Sub-Adviser shall not be liable for any special, consequential or incidental damages.

12.	Indemnification by the Investment Adviser.

The Investment Adviser shall indemnify and hold harmless the Sub-Adviser and its directors, trustees, officers, employees or agents from any and all Losses arising or resulting from the Sub-Adviser’s performance of its duties and obligations under this Agreement except to the extent such Losses arise or result from Sub-Adviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Investment Adviser shall not be liable for any special, consequential or incidental damages.

13.	Representations of the Sub-Adviser.

The Sub-Adviser represents, warrants, and agrees as follows:

A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such code of ethics and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s code of ethics and acknowledges that the Agreement is conditioned upon such Board approval.

C. The Sub-Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that the proxies are voted in the best interests of the Sub-Adviser’s clients including the Fund and its shareholders and complying with Rule 206(4)-6 under the Advisers Act and will provide the Investment Adviser and Transamerica IDEX with a copy of such policies and procedures and any amendments thereto, together with evidence of adoption for review and approval by the Board. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s proxy voting policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

D. The Sub-Adviser has provided the Investment Adviser and Transamerica IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

E. The Sub-Adviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules thereunder, and has provided Transamerica IDEX and the Investment Adviser with a copy of such compliance policies and procedures (and will provide them with any material amendments thereto). To the extent applicable to the Sub-Adviser’s duties under this Agreement, the Sub-Adviser agrees to assist the Fund in complying with the Fund’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act. The Sub-Adviser understands that the Board is required to approve the Sub-Adviser’s compliance policies and procedures and acknowledges that the Agreement is conditioned upon such Board approval.

F. The Sub-Adviser will manage the Fund so that the Fund will comply with the diversification requirements of Subchapter M of the Internal Revenue Code, and will immediately notify the Investment Adviser and the Fund upon having a reasonable basis for believing that the Fund has ceased to comply with such requirements.

G. The Sub-Adviser shall notify the Investment Adviser and the Fund immediately of any material fact that becomes known to the Sub-Adviser relating to the services performed by the Sub-Adviser hereunder that is not contained in the Registration Statement, or any amendment or supplement thereto, or of any statement contained therein relating to the services performed by the Sub-Adviser hereunder that becomes untrue in any material respect.

H. The Sub-Adviser shall not divert the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of Transamerica IDEX, or any other registered investment company.

14.	Representations of the Investment Adviser.

The Investment Adviser represents, warrants and agrees that it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement; (v) has the authority to enter into and perform the services contemplated by this Agreement; and (vi) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the

Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

15.	Trade Settlement at Termination.

Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Investment Adviser or the Fund, to direct the Custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Investment Adviser and the Sub-Adviser.

16.	Force Majeure.

Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

17.	Term of Agreement.

This Agreement shall become effective as of the date set forth above. Unless sooner terminated as provided herein, it shall continue in effect for two years from its effective date. Thereafter, if not terminated, it shall continue for successive 12-month periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by the Board and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees who are not interested persons (for regulatory purposes) of Transamerica IDEX or the Investment Adviser. This Agreement may be terminated at any time, without payment of any penalty, on 60 days’ written notice to the Investment Adviser or the Sub-Adviser, as appropriate, by (i) the Board, (ii) a vote of a majority of the outstanding voting securities of the Fund, (iii) the Investment Adviser, or (iv) the Sub-Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined or interpreted for regulatory purposes) or the termination of the Advisory Agreement.

18.	Notices.

Any notice shall be sufficiently given when sent by certified U.S. mail, national express delivery service, or facsimile to the parties at the address below:

If to Transamerica IDEX:

          Transamerica IDEX Mutual Funds

570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter
Telephone: (727) 299-1824
Fax: (727) 299-1641

If to the Investment Adviser:

Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter
Telephone: (727) 299-1824
Fax: (727) 299-1641

If to the Sub-Adviser:

J.P. Morgan Investment Management Inc.
Attention: Lissette R. Resnick
522 Fifth Ave
New York, NY 10036
Telephone: (212) 837-1973
Fax: (212) 837-5158

19.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund.

20.	Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected, and to this extent, the provisions of this Agreement shall be deemed to be severable.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to authoritative interpretations thereof.

F. Confidentiality. The Sub-Adviser will maintain the strictest confidence regarding the business affairs of Transamerica IDEX and the Fund provided, however, that notwithstanding the foregoing, the Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Further, to the extent that any market counterparty with whom the Sub-Adviser deals, or any service provider with whom the Sub-Adviser contracts for the provision of services related to Sub-Advisers obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund, or provide such services to Sub-Adviser in accordance with the terms of this Agreement. Any information, including information on portfolio transactions, recommendation and/or written reports furnished by the Sub-Adviser to Transamerica IDEX and/or the Investment Adviser will be treated as confidential, and for the exclusive use and benefit of Transamerica IDEX and the Investment Adviser, except as disclosure may be required by applicable law. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Investment Adviser and Sub-Adviser, the Investment Adviser and the Fund will not disclose any list of securities held by the Fund, in any manner whatsoever except in accordance with the Fund’s policy on portfolio holdings set forth in its current prospectus and statement of additional information. The Investment Adviser will inform the Sub-Adviser if the Fund revises its policy on disclosure of portfolio holdings to shorten the period after which the Fund’s holdings may be disclosed.

G. Anti-Money Laundering. The Investment Adviser and the Fund acknowledge that the Fund is in compliance, and will continue to comply, with all applicable anti-money laundering regulations. Further, each the Investment Adviser and the Fund agree to provide any documentation or information the Sub-Adviser may reasonably request for the purpose of complying with its own anti-money laundering obligations.

H. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original of the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.
By:	/s/ T. Gregory Reymann, II

Name:	T. Gregory Reymann, II

Title:	Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.
By:	/s/ David Warsoff

Name:	David Warsoff

Title:	Vice President

SUB-ADVISORY AGREEMENT

SCHEDULE A

PORTFOLIO	SUB-ADVISER COMPENSATION*

TA IDEX J.P. Morgan International Bond

0.20% of assets up to $100 million of average daily net assets;
0.17% of next $150 million of average daily net assets;
0.16% of next $250 million of average daily net assets;
0.15% of next $500 million of average daily net assets; and
0.12% of average daily net assets in excess of $1 billion

* As a percentage of average daily net assets on an annual basis.

[TAM LETTERHEAD]

May 2, 2008

J.P. Morgan Investment Management, Inc.
Attn: Donna Nascimento
245 Park Avenue, 3rd Floor
New York, NY 10167

Re:	Notification of Name Change

Dear Ms. Nascimento:

          This letter serves as notification that, effective January 1, 2008, TRANSAMERICA FUND ADVISORS, INC. was renamed TRANSAMERICA ASSET MANAGEMENT, INC.

          Additionally, we have renamed the following mutual funds and each underlying series to reflect the Transamerica brand. Please note the effective date for each mutual fund and its respective underlying series.

          Effective March 1, 2008:

Former Name	New Name

Transamerica IDEX Mutual Funds	Transamerica Funds

TA IDEX JPMorgan International Bond	Transamerica JPMorgan International Bond

TA IDEX JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value

          Effective May 1, 2008

Former Name	New Name

AEGON/Transamerica Series Trust	Transamerica Series Trust

(ATST) JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP

(ATST) JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP

(ATST) JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP

          Please include this letter with any applicable agreement your firm may have with us, as there will be no formal individual amendment to our agreement.

          If you have any questions, please feel free to call me at 727-299-1803.

Thank you,

/s/ Meg Cullem-Fiore

Meg Cullem-Fiore
Vice President and Senior Counsel
Transamerica Asset Management, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of July 1, 2009 to the Sub-Advisory Agreement dated as of November 7, 2005, as amended (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) (formerly, Transamerica Fund Advisors, Inc.) and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Name Change of the Trust. Any reference to Transamerica IDEX Mutual Funds will now be revised to mean Transamerica Funds, effective as of March 1, 2008.

2.	Replace Initial “WHEREAS” Clauses. The three initial “Whereas” clauses in the Agreement are hereby deleted entirely and replaced with the following paragraph:

WHEREAS, TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-Adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund”). The Sub-Adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided.

3.	Schedule A. Schedule A to the Sub-Advisory Agreement dated November 7, 2005, as amended, is hereby deleted entirely and replaced as follows:

FUNDS	SUB-ADVISER COMPENSATION*

Transamerica JPMorgan International Bond	First $100 million	0.20%
	Over $100 million up to $250 million	0.17%
	Over $250 million up to $500 million	0.16%
	Over $500 million up to $1 billion	0.15%
	Over $1 billion	0.12%
Transamerica JPMorgan Core Bond	First $750 million	0.20%
	Over $750 million up to $1 billion	0.175%
	Over $1 billion	0.15%

*	As a percentage of average daily net assets on an annual basis.

In all other respects, the Sub-Advisory Agreement dated November 7, 2005, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of July 1, 2009.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples

Name: Christopher A. Staples
Title: Senior Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By: /s/ Danielle K. Azua

Name: Danielle K. Azua
Title: Vice President

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
TRANSAMERICA ASSET MANAGEMENT, INC. AND
J.P. MORGAN INVESTMENT MANAGEMENT INC.

THIS AMENDMENT is made as of January 6, 2011, to the Sub-Advisory Agreement dated as of November 7, 2005, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and J.P. Morgan Investment Management Inc.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

FUND	SUB-ADVISER COMPENSATION*

Transamerica JPMorgan International Bond	0.20% of the first $100 million
0.17% over $100 million up to $250 million
0.16% over $250 million up to $500 million
0.15% over $500 million up to $1 billion
0.12% over $1 billion
Transamerica JPMorgan Core Bond	0.20% of the first $750 million
0.175% over $750 million up to $1 billion
0.15% over $1 billion
Transamerica JPMorgan Long/Short Strategy	0.90%

*	As a percentage of average daily net assets on an annual basis

In all other respects, the Agreement dated November 7, 2005, as amended, is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of January 6, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Senior Vice President – Investment Management and Chief
Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Sherryl E. James-Rosario

Name:	Sherryl E. James-Rosario
Title:	Vice President